EXHIBIT 24.1

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.


                                            Signature: /S/ PATRICIA C. EDMONDS
                                                       -----------------------
                                            Print Name: Patricia C. Edmonds

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.


                                            Signature: /S/ DAVID P. ALLRED, M.D.
                                                       -------------------------
                                            Print Name: David P. Allred, M.D.

                                  EXHIBIT 24.1

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.


                                                   Signature: /S/ EARL H. BERGEN
                                                              ------------------
                                                   Print Name: Earl H. Bergen

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.


                                                Signature: /S/ ROBERT C. COLEMAN
                                                           ---------------------
                                                Print Name: Robert C. Coleman

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.


                                                 Signature: /S/ JOHN W. DRUMMOND
                                                            --------------------
                                                 Print Name: John W. Drummond

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.


                                              Signature: /S/ JAMES M. HORTON
                                                         ----------------------
                                              Print Name: James M. Horton, M.D.

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.


                                           Signature: /S/ WAYNE Q. JUSTESEN, JR.
                                                      --------------------------
                                           Print Name: Wayne Q. Justesen, Jr.

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.


                                          Signature:  /S/ CLINTON C. LEMON, JR.
                                                      -------------------------
                                          Print Name: Clinton C. Lemon, Jr.

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.


                                                  Signature: /S/ JAMES A. LOLLIS
                                                             -------------------
                                                  Print Name: James A. Lollis

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.


                                             Signature: /S/ THOMAS C. LYNCH, JR.
                                                        ------------------------
                                             Print Name: Thomas C. Lynch, Jr.

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.


                                          Signature: /S/ MARSHALL L. MARTIN, JR.
                                                     ---------------------------
                                          Print Name: Marshall L. Martin, Jr.

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.


                                              Signature: /S/ H. EDWARD MUNNERLYN
                                                         -----------------------
                                              Print Name: H. Edward Munnerlyn

                                  EXHIBIT 24.1

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.


                                                   Signature: /S/ GEORGE B. PARK
                                                              ------------------
                                                   Print Name: George B. Park

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.


                                           Signature: /S/ JOSEPH H. PATRICK, JR.
                                                      --------------------------
                                           Print Name: Joseph H. Patrick, Jr.

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.


                                                Signature: /S/ DONNA W. ROBINSON
                                                           ---------------------
                                                Print Name: Donna W. Robinson

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.


                                                Signature: /S/ GEORGE D. RODGERS
                                                           ---------------------
                                                Print Name: George D. Rodgers

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.


                                                Signature: /S/ CHARLES J. ROGERS
                                                           ---------------------
                                                Print Name: Charles J. Rogers

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.


                                             Signature: /S/ WILLLIAM F. STEADMAN
                                                        ------------------------
                                             Print Name: William F. Steadman

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of March, 1998.


                                                   Signature: /S/ LEX D. WALTERS
                                                              ------------------
                                                   Print Name: Lex D. Walters